UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2025 (December 18, 2025)

WILLSCOT HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 E McDowell Road, Suite 300

Scottsdale, Arizona 85257

(Address, including zip code, of principal executive offices)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities

Network Optimization Initiative

As of September 30, 2025, WillScot Holdings Corporation ("the Company") operated a branch network consisting of approximately 400 physical properties, of which 260 locations were considered branch locations and the rest were considered drop lots. Real estate leases for branch locations are typically under long-term contracts that may include initial terms of five to ten years with one or two five-year extensions, whereas non-branch locations used for unit storage often have shorter contractual terms.

This year, following the integration of its modular and storage field operations in 2024, the Company evaluated its real estate footprint on a property-by-property basis to opportunistically reduce overall real estate costs while maintaining market coverage as noted in the third quarter 2025 financial results press release and included on Form 10-Q for the period ended September 30, 2025. To exit certain real estate positions, the Company disposed of certain rental fleet units, with a primary focus on long idle, non-standard, or higher repair cost units, while maintaining adequate idle fleet to meet projected demand. During the eleven months ended November 30, 2025, rental equipment identified for disposal was depreciated to its salvage value, resulting in approximately $41 million of incremental rental equipment depreciation.

During December of 2025, the Company finalized a plan for a multi-year network optimization initiative ("the Network Optimization Plan") based on a robust, strategic analysis, identifying additional real estate locations for exit. Exiting those locations necessitates the disposal of certain rental equipment.

On December 18, 2025, the Company's Board of Directors approved the Network Optimization Plan as a restructuring plan involving exiting approximately 725 acres of leased real estate over the next four years, representing 115 branch and drop lot locations and approximately 25% of the Company's leased acreage, and abandoning rental fleet units with a net book value of up to $315 million (before consideration of approximately $8 million in scrap proceeds) to enable these exits. Management has identified rental fleet units with a net book value of $311 million to be abandoned, representing approximately 51,000 units (approximately 30,000 portable storage units and 21,000 modular space units), concentrated on long idle, non-standard, or higher repair cost units. The Company believes these actions will reduce expected annual real estate cost increases over the next four years by approximately $25 million to $30 million, leave adequate idle fleet to meet future projected demand, and maintain all market coverage and customer service capabilities.

Significant costs associated with the Network Optimization Plan include non-cash accelerated depreciation of approximately $303 million (after consideration of scrap proceeds of approximately $8 million) recorded in the fourth quarter of 2025 and unit disposal costs requiring future cash expenditures estimated to be approximately $40 million to $50 million recorded in future periods as the units are disposed through 2029. The Company anticipates incurring net cash costs of approximately $20 million in 2026 and believes these actions will be accretive to profitability in 2027 and beyond. The Company anticipates incurring other costs associated with the real estate exits but does not expect them to be material. Both the accelerated depreciation and disposal costs will be reported as restructuring costs as a component of the Company’s other operating expenses.

 Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “estimates,” “expects,” “anticipates,” “believes,” “forecasts,” “plans,” “intends,” “may,” “will,” “should,” “shall,” and variations of these words and similar expressions identify forward-looking statements, which are generally not historical in nature and relate to expectations for future financial performance or business strategies or objectives. Certain of these forward-looking statements include statements relating to our restructuring activities under the Network Optimization Plan and the timing thereof, including costs and charges related to the real estate exits and fleet disposals described under Item 2.05, including the amount and timing of such charges. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other important factors, many of which are outside our control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions, it can give no assurance that any such forward-looking statement will materialize. Important factors that may affect actual results or outcomes include, among others, industry, global, economic, and other conditions. These forward-looking statements are also subject to the risks and uncertainties described in the periodic reports we file from time to time (including our Form 10-K for the year ended December 31, 2024), which are available through the SEC's EDGAR system at sec.gov and on our website. Any forward-looking statement speaks only at the date on which it is made, and the Company undertakes no obligation, and disclaims any obligation, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Holdings Corporation

		By:	/s/ Hezron Timothy Lopez
Dated:	December 22, 2025		Name: Hezron Timothy Lopez
Title: Executive Vice President, Chief Legal & Compliance Officer & ESG